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                                                              EXHIBIT 23(b)

                    CONSENT OF INDEPENDENT ACCOUNTANTS

  We consent to the incorporation by reference in this registration statement
on Form S-4 (File No.    ) of our reports dated February 22, 1995, on our
audits of the financial statements and financial statement schedule of Value Health, Inc. and subsidiaries. We also consent to the reference to our firm under the caption "Experts".

                                          Coopers & Lybrand L.L.P.

Hartford, Connecticut

June 22, 1995